Exhibit 99.2

Three months and nine months ended September 30, 2025

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	4
Consolidated Statements of Income	6
Consolidated Balance Sheets	8
Consolidated Statement of Cash Flows	10
2025E Guidance	12
Derivatives	13
Non-GAAP Reconciliations	14
Definitions	15
Adjusted Net Income	16
Adjusted EBITDA	18
Adjusted Free Cash Flow	20
Recurring General and Administrative Expenses	22

Production Volumes by Asset Area: Three months ended September 30, 2025

Production Volumes

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
Natural gas (Mcf/day)
Utica & Marcellus	833,710	822,015
SCOOP	154,035	144,507
Total	987,746	966,522
Oil and condensate (Bbl/day)
Utica & Marcellus	5,485	3,105
SCOOP	1,408	1,513
Total	6,892	4,618
NGL (Bbl/day)
Utica & Marcellus	8,364	3,491
SCOOP	6,733	6,998
Total	15,097	10,489
Combined (Mcfe/day)
Utica & Marcellus	916,801	861,592
SCOOP	202,877	195,572
Total	1,119,678	1,057,164

Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Nine months ended September 30, 2025

Production Volumes

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Natural gas (Mcf/day)
Utica & Marcellus	752,902	816,788
SCOOP	153,287	154,054
Total	906,189	970,842
Oil and condensate (Bbl/day)
Utica & Marcellus	5,166	1,815
SCOOP	1,512	1,754
Total	6,678	3,569
NGL (Bbl/day)
Utica & Marcellus	5,489	2,610
SCOOP	6,654	7,629
Total	12,143	10,239
Combined (Mcfe/day)
Utica & Marcellus	816,835	843,339
SCOOP	202,282	210,348
Total	1,019,116	1,053,687

Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended September 30, 2025

The following table summarizes production and related pricing for the three months ended September 30, 2025, as compared to such data for the three months ended September 30, 2024:

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
Natural gas sales
Natural gas production volumes (MMcf)	90,873	88,920
Natural gas production volumes (MMcf) per day	988	967
Total sales	$236,801	$159,862
Average price without the impact of derivatives ($/Mcf)	$2.61	$1.80
Impact from settled derivatives ($/Mcf)	$0.34	$0.95
Average price, including settled derivatives ($/Mcf)	$2.95	$2.75

Oil and condensate sales
Oil and condensate production volumes (MBbl)	634	425
Oil and condensate production volumes (MBbl) per day	7	5
Total sales	$37,406	$29,467
Average price without the impact of derivatives ($/Bbl)	$58.99	$69.35
Impact from settled derivatives ($/Bbl)	$3.63	$0.22
Average price, including settled derivatives ($/Bbl)	$62.62	$69.57

NGL sales
NGL production volumes (MBbl)	1,389	965
NGL production volumes (MBbl) per day	15	10
Total sales	$38,734	$26,617
Average price without the impact of derivatives ($/Bbl)	$27.89	$27.58
Impact from settled derivatives ($/Bbl)	$0.21	$(0.16)
Average price, including settled derivatives ($/Bbl)	$28.10	$27.42

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	103,010	97,259
Natural gas equivalents (MMcfe) per day	1,120	1,057
Total sales	$312,941	$215,946
Average price without the impact of derivatives ($/Mcfe)	$3.04	$2.22
Impact from settled derivatives ($/Mcfe)	$0.33	$0.87
Average price, including settled derivatives ($/Mcfe)	$3.37	$3.09

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.20	$0.19
Average taxes other than income ($/Mcfe)	$0.08	$0.07
Average transportation, gathering, processing and compression ($/Mcfe)	$0.94	$0.92
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.21	$1.18

Totals may not sum or recalculate due to rounding.

Production and Pricing: Nine months ended September 30, 2025

The following table summarizes production and related pricing for the nine months ended September 30, 2025, as compared to such data for the nine months ended September 30, 2024:

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Natural gas sales
Natural gas production volumes (MMcf)	247,390	266,011
Natural gas production volumes (MMcf) per day	906	971
Total sales	$759,543	$492,606
Average price without the impact of derivatives ($/Mcf)	$3.07	$1.85
Impact from settled derivatives ($/Mcf)	$0.16	$0.91
Average price, including settled derivatives ($/Mcf)	$3.23	$2.76

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,823	978
Oil and condensate production volumes (MBbl) per day	7	4
Total sales	$110,208	$70,295
Average price without the impact of derivatives ($/Bbl)	$60.45	$71.89
Impact from settled derivatives ($/Bbl)	$2.86	$(0.17)
Average price, including settled derivatives ($/Bbl)	$63.31	$71.72

NGL sales
NGL production volumes (MBbl)	3,315	2,805
NGL production volumes (MBbl) per day	12	10
Total sales	$98,287	$80,870
Average price without the impact of derivatives ($/Bbl)	$29.65	$28.83
Impact from settled derivatives ($/Bbl)	$(0.40)	$(0.55)
Average price, including settled derivatives ($/Bbl)	$29.25	$28.28

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	278,219	288,710
Natural gas equivalents (MMcfe) per day	1,019	1,054
Total sales	$968,038	$643,771
Average price without the impact of derivatives ($/Mcfe)	$3.48	$2.23
Impact from settled derivatives ($/Mcfe)	$0.16	$0.83
Average price, including settled derivatives ($/Mcfe)	$3.64	$3.06

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.21	$0.18
Average taxes other than income ($/Mcfe)	$0.08	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.96	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.25	$1.16

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended September 30, 2025

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
REVENUES:
Natural gas sales	$236,801	$159,862
Oil and condensate sales	37,406	29,467
Natural gas liquid sales	38,734	26,617
Net gain on natural gas, oil and NGL derivatives	66,804	37,966
Total revenues	379,745	253,912
OPERATING EXPENSES:
Lease operating expenses	20,793	18,218
Taxes other than income	7,925	6,833
Transportation, gathering, processing and compression	96,390	89,900
Depreciation, depletion and amortization	83,216	82,825
Impairment of oil and natural gas properties	—	30,487
General and administrative expenses	11,835	10,479
Accretion expense	597	583
Total operating expenses	220,756	239,325
INCOME FROM OPERATIONS	158,989	14,587
OTHER EXPENSE:
Interest expense	13,590	15,866
Loss on debt extinguishment	—	13,388
Other, net	2,596	3,133
Total other expense	16,186	32,387
INCOME (LOSS) BEFORE INCOME TAXES	142,803	(17,800)
INCOME TAX EXPENSE (BENEFIT):
Current	(105)	—
Deferred	31,515	(3,833)
Total income tax expense (benefit)	31,410	(3,833)
NET INCOME (LOSS)	$111,393	$(13,967)
Dividends on preferred stock	—	(1,093)
Deemed dividend on preferred stock	(29,986)	—
Participating securities - preferred stock	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$81,407	$(15,060)
NET INCOME (LOSS) PER COMMON SHARE:
Basic	$4.49	$(0.83)
Diluted	$4.45	$(0.83)
Weighted average common shares outstanding—Basic	18,114	18,062
Weighted average common shares outstanding—Diluted	18,290	18,062

Consolidated Statements of Income: Nine months ended September 30, 2025

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
REVENUES:
Natural gas sales	$759,543	$492,606
Oil and condensate sales	110,208	70,295
Natural gas liquid sales	98,287	80,870
Net gain on natural gas, oil and NGL derivatives	56,357	74,487
Total revenues	1,024,395	718,258
OPERATING EXPENSES:
Lease operating expenses	58,704	50,843
Taxes other than income	22,107	22,111
Transportation, gathering, processing and compression	265,768	263,048
Depreciation, depletion and amortization	222,481	241,401
Impairment of oil and natural gas properties	—	30,487
General and administrative expenses	31,762	30,429
Accretion expense	1,802	1,705
Total operating expenses	602,624	640,024
INCOME FROM OPERATIONS	421,771	78,234
OTHER EXPENSE:
Interest expense	40,677	46,027
Loss on debt extinguishment	—	13,388
Other, net	2,795	3,530
Total other expense	43,472	62,945
INCOME BEFORE INCOME TAXES	378,299	15,289
INCOME TAX EXPENSE:
Current	—	—
Deferred	82,904	3,433
Total income tax expense	82,904	3,433
NET INCOME	$295,395	$11,856
Dividends on preferred stock	(1,666)	(3,293)
Deemed dividend on preferred stock	(29,986)	—
Participating securities - preferred stock	—	(1,259)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$263,743	$7,304
NET INCOME PER COMMON SHARE:
Basic	$14.73	$0.40
Diluted	$14.57	$0.40
Weighted average common shares outstanding—Basic	17,901	18,133
Weighted average common shares outstanding—Diluted	18,102	18,463

Consolidated Balance Sheets

(In thousands)

	September 30, 2025	December 31, 2024
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$3,367	$1,473
Accounts receivable—oil, natural gas, and natural gas liquids sales	121,990	155,942
Accounts receivable—joint interest and other	7,910	8,727
Prepaid expenses and other current assets	8,804	7,086
Short-term derivative instruments	44,556	58,085
Total current assets	186,627	231,313
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,779,424	3,349,805
Unproved properties	208,050	221,650
Other property and equipment	12,779	11,291
Total property and equipment	4,000,253	3,582,746
Less: accumulated depletion, depreciation and amortization	(1,786,883)	(1,564,475)
Total property and equipment, net	2,213,370	2,018,271
Other assets:
Long-term derivative instruments	16,378	6,003
Deferred tax asset	498,329	581,233
Operating lease assets	760	6,099
Other assets	19,531	22,778
Total other assets	534,998	616,113
Total assets	$2,934,995	$2,865,697

Consolidated Balance Sheets

(In thousands, except share data)

	September 30, 2025	December 31, 2024
Liabilities, Mezzanine Equity and Stockholders’ Equity	(Unaudited)
Current liabilities:
Accounts payable and accrued liabilities	$313,900	$298,081
Short-term derivative instruments	30,898	41,889
Current portion of operating lease liabilities	747	5,538
Total current liabilities	345,545	345,508
Non-current liabilities:
Long-term derivative instruments	29,864	35,081
Asset retirement obligation	33,598	32,949
Non-current operating lease liabilities	13	561
Long-term debt	691,666	702,857
Total non-current liabilities	755,141	771,448
Total liabilities	$1,100,686	$1,116,956
Commitments and contingencies (Note 9)
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 0 issued and outstanding at September 30, 2025, and 37.3 thousand issued and outstanding at December 31, 2024	—	37,348
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 19.5 million issued and outstanding at September 30, 2025, and 17.8 million issued and outstanding at December 31, 2024	2	2
Additional paid-in capital	3,101	129,059
Retained earnings	1,833,145	1,582,332
Treasury stock, at cost - 10.7 thousand shares at September 30, 2025 and 0 shares at December 31, 2024	(1,939)	—
Total stockholders’ equity	$1,834,309	$1,711,393
Total liabilities, mezzanine equity and stockholders’ equity	$2,934,995	$2,865,697

Consolidated Statement of Cash Flows: Three months ended September 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
Cash flows from operating activities:
Net income (loss)	$111,393	$(13,967)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	83,216	82,825
Impairment of oil and natural gas properties	—	30,487
Loss on debt extinguishment	—	13,388
Net gain on derivative instruments	(66,804)	(37,965)
Net cash receipts on settled derivative instruments	33,752	84,876
Deferred income tax expense (benefit)	31,515	(3,833)
Stock-based compensation expense	2,942	2,664
Other, net	2,386	1,485
Changes in operating assets and liabilities, net	10,678	29,738
Net cash provided by operating activities	209,078	189,698
Cash flows from investing activities:
Additions to oil and natural gas properties	(129,899)	(132,059)
Proceeds from sale of oil and natural gas properties	150	—
Other, net	(509)	(494)
Net cash used in investing activities	(130,258)	(132,553)
Cash flows from financing activities:
Principal payments on Credit Facility	(580,000)	(314,000)
Borrowings on Credit Facility	576,000	214,000
Issuance of 2029 Senior Notes	—	650,000
Early retirement of 2026 Senior Notes	—	(524,298)
Premium paid on 2026 Senior Notes	—	(12,941)
Debt issuance costs and loan commitment fees	—	(14,714)
Dividends on preferred stock	—	(1,093)
Redemption of preferred stock	(31,374)	—
Repurchase of common stock under Repurchase Program	(43,523)	(25,228)
Repurchase of common stock under Repurchase Program - related party	—	(24,862)
Shares exchanged for tax withholdings	(348)	(2,022)
Other, net	(2)	—
Net cash used in financing activities	(79,247)	(55,158)
Net change in cash and cash equivalents	(427)	1,987
Cash and cash equivalents at beginning of period	3,794	1,233
Cash and cash equivalents at end of period	$3,367	$3,220

Consolidated Statement of Cash Flows: Nine months ended September 30, 2025

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Cash flows from operating activities:
Net income	$295,395	$11,856
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	222,481	241,401
Impairment of oil and natural gas properties	—	30,487
Loss on debt extinguishment	—	13,388
Net gain on derivative instruments	(56,357)	(74,487)
Net cash receipts on settled derivative instruments	43,302	240,941
Deferred income tax expense	82,904	3,433
Stock-based compensation expense	9,245	8,410
Other, net	6,236	4,509
Changes in operating assets and liabilities, net	14,555	21,247
Net cash provided by operating activities	617,761	501,185
Cash flows from investing activities:
Additions to oil and natural gas properties	(382,899)	(376,910)
Proceeds from sale of oil and natural gas properties	150	—
Other, net	(1,474)	(2,141)
Net cash used in investing activities	(384,223)	(379,051)
Cash flows from financing activities:
Principal payments on Credit Facility	(994,000)	(825,000)
Borrowings on Credit Facility	1,007,000	737,000
Issuance of 2029 Senior Notes	—	650,000
Early retirement of 2026 Senior Notes	(25,702)	(524,298)
Premium paid on 2026 Senior Notes	—	(12,941)
Debt issuance costs and loan commitment fees	—	(14,820)
Dividends on preferred stock	(1,666)	(3,293)
Redemption of preferred stock	(31,374)	—
Repurchase of common stock under Repurchase Program	(153,023)	(64,021)
Repurchase of common stock under Repurchase Program - related party	(15,000)	(39,864)
Net cash payments on performance vesting restricted stock units	(12,297)	—
Shares exchanged for tax withholdings	(5,576)	(23,606)
Other, net	(6)	—
Net cash used in financing activities	(231,644)	(120,843)
Net change in cash and cash equivalents	1,894	1,291
Cash and cash equivalents at beginning of period	1,473	1,929
Cash and cash equivalents at end of period	$3,367	$3,220

2025E Guidance

Gulfport’s 2025 guidance assumes commodity strip prices as of October 14, 2025, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2025
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	~1,040
Average daily liquids production (MBbl/day)	18.0	20.5
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(5.50)	$(6.50)

Expenses
Lease operating expense ($/Mcfe)	$0.19	$0.22
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.93	$0.97
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
Capital expenditures (incurred)	(in millions)
Operated base D&C	~$355
Maintenance leasehold and land	~$35
Total base capital expenditures	~$390

Discretionary appraisal capital	~$30
Discretionary development capital	~$35

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of October 29, 2025:

	4Q2025	Full Year 2025(1)	Full Year 2026	Full Year 2027
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	270	270	310	130
Weighted Average Price ($/MMBtu)	$3.82	$3.82	$3.80	$3.94

Fixed Price Collars
Volume (BBtupd)	240	240	150	110
Weighted Average Floor Price ($/MMBtu)	$3.42	$3.42	$3.61	$3.75
Weighted Average Ceiling Price ($/MMBtu)	$4.27	$4.27	$4.35	$4.27

Fixed Price Calls Sold
Volume (BBtupd)	173	173	—	—
Weighted Average Price ($/MMBtu)	$5.93	$5.93	$—	$—

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	110	110	80	—
Differential ($/MMBtu)	$(0.20)	$(0.20)	$(0.18)	$—

Tetco M2 Basis
Volume (BBtupd)	230	230	170	40
Differential ($/MMBtu)	$(0.96)	$(0.96)	$(0.95)	$(0.93)

NGPL TX OK Basis
Volume (BBtupd)	40	40	30	10
Differential ($/MMBtu)	$(0.29)	$(0.29)	$(0.30)	$(0.29)

TGP 500 Basis
Volume (BBtupd)	20	20	20	—
Differential ($/MMBtu)	$0.41	$0.41	$0.56	$—

Transco Station 85 Basis
Volume (BBtupd)	10	10	10	—
Differential ($/MMBtu)	$0.45	$0.45	$0.56	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	—	—
Weighted Average Price ($/Bbl)	$73.29	$73.29	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	2,496	—
Weighted Average Price ($/Bbl)	$29.89	$29.89	$30.91	$—

(1)	October 1, 2025 - December 31, 2025.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less non-cash derivative loss (gain), impairment of oil and natural gas properties, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, loss on debt extinguishment, other non-material expenses and the tax effect of the adjustments to net income (loss).

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion, amortization, impairment and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, loss on debt extinguishment and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, current income tax expense (benefit), capitalized expenses incurred and capital expenditures incurred. Gulfport includes an adjusted free cash flow estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended September 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024

Net Income (Loss) (GAAP)	$111,393	$(13,967)

Adjustments:
Non-cash derivative (gain) loss	(33,052)	46,911
Impairment of oil and natural gas properties	—	30,487
Non-recurring general and administrative expense	407	33
Stock-based compensation expense	2,942	2,664
Loss on debt extinguishment	—	13,388
Other, net	2,596	3,133
Tax effect of adjustments(1)	5,964	(20,801)
Adjusted Net Income (Non-GAAP)	$90,250	$61,848

(1)	Income taxes were approximately 22% and 22% for the three months ended September 30, 2025 and 2024, respectively.

Adjusted Net Income: Nine months ended September 30, 2025

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024

Net Income (GAAP)	$295,395	$11,856

Adjustments:
Non-cash derivative (gain) loss	(13,055)	166,454
Impairment of oil and natural gas properties	—	30,487
Non-recurring general and administrative expense	1,438	1,561
Stock-based compensation expense	9,245	8,410
Loss on debt extinguishment	—	13,388
Other, net	2,795	3,530
Tax effect of adjustments(1)	(93)	(50,272)
Adjusted Net Income (Non-GAAP)	$295,725	$185,414

(1)	Income taxes were approximately 22% and 22% for the nine months ended September 30, 2025 and 2024, respectively.

Adjusted EBITDA: Three months ended September 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024

Net Income (Loss) (GAAP)	$111,393	$(13,967)

Adjustments:
Interest expense	13,590	15,866
Income tax expense (benefit)	31,410	(3,833)
DD&A, impairment and accretion	83,813	113,895
Non-cash derivative (gain) loss	(33,052)	46,911
Non-recurring general and administrative expenses	407	33
Stock-based compensation expense	2,942	2,664
Loss on debt extinguishment	—	13,388
Other, net	2,596	3,133
Adjusted EBITDA (Non-GAAP)	$213,099	$178,090

Adjusted EBITDA: Nine months ended September 30, 2025

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024

Net Income (GAAP)	$295,395	$11,856

Adjustments:
Interest expense	40,677	46,027
Income tax expense	82,904	3,433
DD&A, impairment and accretion	224,283	273,593
Non-cash derivative (gain) loss	(13,055)	166,454
Non-recurring general and administrative expenses	1,438	1,561
Stock-based compensation expense	9,245	8,410
Loss on debt extinguishment	—	13,388
Other, net	2,795	3,530
Adjusted EBITDA (Non-GAAP)	$643,682	$528,252

Adjusted Free Cash Flow: Three months ended September 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024

Net cash provided by operating activity (GAAP)	$209,078	$189,698
Adjustments:
Interest expense	13,590	15,866
Non-recurring general and administrative expenses	407	33
Current income tax expense	(105)	—
Other, net	807	2,231
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(6,624)	(5,415)
Accounts receivable - joint interest and other	(3,838)	(6,936)
Accounts payable and accrued liabilities	283	(15,900)
Prepaid expenses	(457)	(1,499)
Other assets	(42)	12
Total changes in operating assets and liabilities, net	$(10,678)	$(29,738)
Adjusted EBITDA (Non-GAAP)	$213,099	$178,090
Interest expense	(13,590)	(15,866)
Current income tax expense	105	—
Capitalized expenses incurred(1)	(6,325)	(6,413)
Capital expenditures incurred(2,3,4)	(89,853)	(83,254)
Adjusted free cash flow (Non-GAAP)	$103,436	$72,557

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the three months ended September 30, 2025, includes $1.9 million and $0.7 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $8.9 million that the Company has guided to an anticipated total of $75 - $100 million of discretionary acreage acquisitions.
(4)	For the three months ended September 30, 2024, includes $0.8 million and $0.8 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $19.8 million.

Adjusted Free Cash Flow: Nine months ended September 30, 2025

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024

Net cash provided by operating activity (GAAP)	$617,761	$501,185
Adjustments:
Interest expense	40,677	46,027
Non-recurring general and administrative expenses	1,438	1,561
Current income tax expense	—	—
Other, net	(1,639)	726
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(33,952)	(33,548)
Accounts receivable - joint interest and other	(817)	(7,947)
Accounts payable and accrued liabilities	17,612	21,117
Prepaid expenses	2,603	(850)
Other assets	(1)	(19)
Total changes in operating assets and liabilities, net	$(14,555)	$(21,247)
Adjusted EBITDA (Non-GAAP)	$643,682	$528,252
Interest expense	(40,677)	(46,027)
Current income tax expense	—	—
Capitalized expenses incurred(1)	(18,762)	(17,991)
Capital expenditures incurred(2,3,4)	(379,615)	(332,633)
Adjusted free cash flow (Non-GAAP)	$204,628	$131,601

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the nine months ended September 30, 2025, includes $6.2 million and $2.2 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $15.7 million that the Company has guided to an anticipated total of $75 - $100 million of discretionary acreage acquisitions.
(4)	For the nine months ended September 30, 2024, includes $3.7 million and $2.4 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $38.8 million.

Recurring General and Administrative Expenses:

Three months ended September 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$8,893	$2,942	$11,835	$7,815	$2,664	$10,479
Capitalized general and administrative expense	4,789	1,449	6,238	5,183	1,312	6,495
Non-recurring general and administrative expense	(407)	—	(407)	(33)	—	(33)
Recurring general and administrative before capitalization (Non-GAAP)	$13,275	$4,391	$17,666	$12,965	$3,976	$16,941

Recurring General and Administrative Expenses:

Nine months ended September 30, 2025

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$22,517	$9,245	$31,762	$22,019	$8,410	$30,429
Capitalized general and administrative expense	14,350	4,554	18,904	14,388	4,142	18,530
Non-recurring general and administrative expense	(1,438)	—	(1,438)	(1,561)	—	(1,561)
Recurring general and administrative before capitalization (Non-GAAP)	$35,429	$13,799	$49,228	$34,846	$12,552	$47,398